                                                                    EXHIBIT 10.3


                       TRUSTED INFORMATION SYSTEMS, INC.
                       1996 DIRECTORS' STOCK OPTION PLAN


1.       PURPOSE.

                 The purpose of this 1996 Directors' Option Plan (the "Plan") of Trusted Information Systems, Inc. (the "Company") is to promote the recruiting and retention of highly qualified outside Directors and to strengthen the commonality of interest between Directors and stockholders.

2.       ADMINISTRATION.

                 The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic and non-discretionary in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan. No Director shall be liable for any action or determination under the Plan made in good faith.

3.       PARTICIPATION IN THE PLAN.

                 Directors of the Company other than (1) employees of the Company or any subsidiary of the Company and (2) persons who are not "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") shall be granted options under the Plan.

4.       STOCK SUBJECT TO THE PLAN.

                 (a) The maximum number of shares which may be issued under the Plan shall be 200,000 shares of the Company's Common Stock, $0.01 par value per share ("Common Stock"), subject to adjustment as provided in Section 9.

                 (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

                 (c) All options granted under the Plan shall be non-statutory options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

5.       TERMS, CONDITIONS AND FORM OF OPTIONS.

                 Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

                                  (a)  Option Grant Dates.  Following approval
                 of the Plan by the holders of a majority of the shares of Common Stock present or represented at a meeting of the Company's stockholders duly called and held in accordance with the Company's by-laws and applicable law, options shall be granted automatically to all eligible Directors as follows:
                 (i) each person who becomes an eligible Director after the date of the Company's initial public offering of shares of its Common Stock (the "Initial Public Offering") shall be granted an option (the "IPO Option") to purchase 10,000 shares of Common Stock on the close of business on the date of his or her initial election or appointment to the Board of Directors; and (ii) each eligible Director shall be granted an additional option to purchase 2,000 shares of Common Stock (an "Annual Grant") on the date of each annual stockholders' meeting, including the meeting at which such Director is initially elected, commencing with the 1997 annual stockholders' meeting.

                                  (b)  Option Exercise Price.  The option
                 exercise price per share for each option granted under the Plan shall equal the closing price per share of the Company's Common Stock on NASDAQ, or the principal exchange on which the Common Stock is then listed, on the date of grant, and if no such price is reported on such date, such price as reported on the nearest preceding date on which such price is reported; if any options are granted on or prior to the date that the Company's Common Stock is listed on an exchange, the option exercise price per share shall be the fair market value of the Common Stock determined by the Board of Directors; provided, however, that the option exercise price per share for each IPO Option shall be equal to the price that the Common Stock is offered to the public in the IPO.

                                  (c)  Options Non-Transferable.  Each option
                 granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code) and shall be exercised during the lifetime of the optionee only by such optionee.

                                  (d)  Exercise Period.  Each option to
                 purchase 10,000 shares of Common Stock on the date of the Director's election to the Board of Directors shall become vested and exercisable with respect to one-third of the shares upon each of the first, second, and third anniversaries of his or her initial election or appointment to the Board of Directors (or the date of the annual meeting of stockholders in such year, if earlier), and may be exercised thereafter from time to time, in whole or in part, prior to the earlier of (i) 60 days after an optionee ceases to serve as a Director (180 days if the optionee ceased to serve because of his or her death or permanent disability) or
                 (ii) the ninth anniversary of the date of grant. Each Annual Grant shall become fully vested upon the earlier of (a) the next annual stockholders' meeting or (b) the first anniversary of the date of grant and may be exercised thereafter from time to time, in whole or in part, prior to the earlier of (i) 60 days after an optionee ceases to serve as a Director (180 days if the optionee ceased to serve because of his or her death or permanent disability) or (ii) the ninth anniversary of the date of grant.

                                  (e)  Exercise Procedure.  Options may be
                 exercised only by written notice (in a form provided by or acceptable to the Company) to the Company at its principal office accompanied by payment of the full consideration for the shares as to which they are exercised.

                                  (f)  Payment of Purchase Price.  Payment of
                 the exercise price may be made, at the election of the optionee, (i) by delivery of cash or check to the order of the Company in an amount equal to the exercise price, (ii) by delivery to the Company of shares of Common Stock of the Company already owned and held by the optionee for at least twelve months and having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) by any combination of such methods of payment. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Company as of the date that such shares are delivered.

6.       ASSIGNMENTS.

                 The rights and benefits under the Plan may not be assigned except as provided in Section 5.

7.       TIME FOR GRANTING OPTIONS.

                 All options for shares subject to the Plan shall be granted, if at all, not later than ten years after the date of the Board's adoption of the Plan.

8.       LIMITATION OF RIGHTS.

                 (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time.

                 (b) No Stockholder Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date that the optionee delivers all materials to exercise such option to the Company in proper form with payment of the exercise price, and no adjustment will be made for dividends or other rights for which the record date is prior to the date on which such materials and payment are delivered.

9.       ADJUSTMENT PROVISIONS.

                 (a) Recapitalizations. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or
(ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 9 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 under the Exchange Act, or any successor rule ("Rule 16b-3").

                 (b) Mergers. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of Directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, and (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (a) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (b) the aggregate exercise price of all such outstanding options in exchange for the termination of such options.

10.      CHANGE IN CONTROL.

                 Notwithstanding any other provision of the Plan, in the event of a "Change in Control of the Company" (as defined below), any outstanding options issued pursuant to the Plan prior to the date of such Change in Control of the Company shall vest and be exercisable as to 50% of the number of shares that remain unvested on the date of such Change in Control of the Company. For purposes of the Plan, a "Change in Control of the Company" shall occur or be deemed to have occurred only if :

                 (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

                 (ii) during any period of two consecutive years ending during the term of the Plan (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new Director (other than a Director designated by a person who has entered into an agreement with the Company to effect any transaction described in clause (i), (iii) or (iv) of this Section 10) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who were either Directors at the beginning of the period or whose election or whose nomination for election was previously so approved (collectively, the "Disinterested Directors"), cease for any reason to constitute a majority of the Board of Directors;

                 (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
         (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                 (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or the sale of all or substantially all of the Company's assets which, in either case, has not previously been approved by a majority of the Disinterested Directors.

11.      AMENDMENT OF THE PLAN.

                 (a) The provisions of Sections 3, 5(a) and 5(b) of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, the rules thereunder, or Rule 16b-3. Subject to the foregoing, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

                 (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionees affected (if so required hereby), the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan and outstanding options under Rule 16b-3.

12.      NOTICE.

                 Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Chief Financial Officer of the Company and shall become effective when it is received.

13.      EFFECTIVE DATE AND DURATION OF THE PLAN.

                 (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, all options granted under the Plan shall terminate and no further options shall be granted under the Plan. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 11(a)) shall become effective when adopted by the Board of Directors, but no option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment to the Plan shall terminate (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee). Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

                 (b)  Termination.  Unless earlier terminated pursuant to
Section 9, the Plan shall terminate upon the earlier of (i) April 19, 2006, or
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

14.      GENERAL RESTRICTIONS.

                 (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

                 (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such conditions is effected in a manner acceptable to the Board
of Directors.   Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

15.      GOVERNING LAW.

                 The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.


                           Adopted by the Board of Directors on
                                        April 19, 1996